UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 10, 2008

MANPOWER INC.

(Exact name of registrant as specified in its charter)

Wisconsin	1-10686	39-1672779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Manpower Place Milwaukee, Wisconsin	53212
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (414) 961-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 10, 2008, Manpower Inc. (the “Company”) entered into amended and restated severance agreements which amended and restated the following agreements:

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Severance Agreement, dated May 11, 2006 with Jonas Prising.

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Severance Agreement, dated May 12, 2006 with Barbara Beck.

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Severance Agreement, dated September 6, 2006 with Owen Sullivan.

The purpose of the amendments was to bring certain payments under such agreements into compliance with, or to secure certain exemptions from, Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), and the final and transitional guidance promulgated thereunder, and to take into account recent guidance issued under Section 162(m) of the Code.

In addition, the amendments modify the definition of “cause,” remove any section relating to the accelerated vesting of unvested stock options upon a change of control, and revise the section relating to potential payment cutbacks when amounts under the agreement would be subject to Section 4999 excise taxes upon a change of control.  Finally, the amendments were made to provide consistent benefits for executive and senior officers, as compared to similar agreements entered into by the Company with other Company officers earlier this year, including, but not limited to, calculation of the prorated bonuses or bonuses used in determining the amount of severance payments upon certain terminations of employment.

The foregoing brief description of the amendments is qualified in its entirety by reference to the amended and restated severance agreements filed therewith as exhibits 10.1, 10.2 and 10.3 which are incorporated by reference into this Item 5.02.

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.	Description

10.1	Amended and Restated Severance Agreement dated November 10, 2008 between the Company and Jonas Prising
10.2	Amended and Restated Severance Agreement dated November 10, 2008 between the Company and Barbara Beck
10.3	Amended and Restated Severance Agreement dated November 10, 2008 between the Company and Owen Sullivan

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 17, 2008	MANPOWER INC.

By: /s/ Michael J. Van Handel
Michael J. Van Handel Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated Severance Agreement dated November 10, 2008 between the Company and Jonas Prising
10.2	Amended and Restated Severance Agreement dated November 10, 2008 between the Company and Barbara Beck
10.3	Amended and Restated Severance Agreement dated November 10, 2008 between the Company and Owen Sullivan

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